PHILADELPHIA FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                APRIL 1, 2005

This Statement is not a prospectus, but should be read in conjunction with the Fund's current prospectus (dated April 1, 2005). To obtain the prospectus, please write to Philadelphia Fund, Inc., 1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432.

Or call:

        Nationwide                                      1-800-749-9933
        Florida                                         1-561-395-2155

The Fund's annual report and other information are available on the Fund's Internet website at http://www.philadelphiafund.com.

The information required by Item 10 "Fund History" of this Statement of Additional Information is incorporated by reference and is located in the Fund's prospectus under the heading "Fund History." The information required by Item 22 "Financial Statements" of this Statement of Additional Information is incorporated by reference and is located in the Fund's Annual Report dated November 30, 2004.


      TABLE OF CONTENTS                                              PAGE
      -----------------                                              ----

      Investment Goals, Policies and Risks . . . . . . . . . . .       2
      Options Transactions . . . . . . . . . . . . . . . . . . .       2
      Futures Contracts  . . . . . . . . . . . . . . . . . . . .       4
      Taxation of the Fund . . . . . . . . . . . . . . . . . . .       5
      Investment Limitations . . . . . . . . . . . . . . . . . .       8
      Disclosure of Portfolio Holdings . . . . . . . . . . . . .       9
      Calculation of Net Asset Value . . . . . . . . . . . . . .       9
      Purchase of Shares . . . . . . . . . . . . . . . . . . . .       9
      Automatic Investment Plan  . . . . . . . . . . . . . . . .      10
      Tax Sheltered Plans  . . . . . . . . . . . . . . . . . . .      10
      Free Flyer Program . . . . . . . . . . . . . . . . . . . .      11
      Redemption of Shares . . . . . . . . . . . . . . . . . . .      11
      Check Withdrawal Plan  . . . . . . . . . . . . . . . . . .      11
      Rights of Ownership. . . . . . . . . . . . . . . . . . . .      11
      Officers and Directors . . . . . . . . . . . . . . . . . .      11
      Brokerage. . . . . . . . . . . . . . . . . . . . . . . . .      14
      Information About the Investment Advisor and
        Other Service Providers. . . . . . . . . . . . . . . . .      15
      Principal Underwriter. . . . . . . . . . . . . . . . . . .      18
      Distribution . . . . . . . . . . . . . . . . . . . . . . .      18
      Independent Registered Public Accounting Firm. . . . . . .      19
      Financial Statements . . . . . . . . . . . . . . . . . . .      19
      Proxy Voting Policies. . . . . . . . . . . . . . . . . . .      20

                     INVESTMENT GOALS, POLICIES AND RISKS
                     ------------------------------------

The Fund is a diversified open end management investment company. Securities will be bought with the long-term goals of the Fund in view, and it is the practice of the Fund not to engage in selling portfolio securities on a short-term basis. However, the Fund may dispose of any portfolio securities acquired at any time if, in management's judgment, such action is in the best interests of shareholders. Management will endeavor to apply the flexible investment policy effectively -- making shifts from bonds to stocks, and vice versa, to meet changing conditions. If, for example, all of the portfolio securities were replaced in one year, the portfolio turnover rate would be 100%. It is not anticipated that the Fund's portfolio turnover rate would exceed 100%. The portfolio turnover rate (the annual rate at which portfolio securities are replaced) for the past five years is set forth in the Annual Report to stockholders for the fiscal year ended November 30, 2004 under "Financial Highlights".

While the following are not considered to be principal policies of the Fund, they may be employed as described herein.

The Fund may invest in fixed income securities which offer opportunities for capital appreciation and income. These securities may be rated investment grade or lower. Securities rated B-2 or lower by Moody's Investors Service, Inc. or B- or lower by Standard & Poor's Corporation are deemed to involve a higher risk level than investment grade debt securities. The Fund may also invest in unrated securities when Baxter Financial Corporation, the Fund's investment advisor ("Advisor"), believes that the terms of the security and the financial condition of the issuer are such that the protection afforded limits risks to a level similar to that of rated securities in which the Fund may invest. Fixed income debt securities offer a potential for capital appreciation because the value of fixed income securities generally fluctuates inversely with interest rates.

The Fund has authority to invest up to 20% of its assets in the securities of foreign companies. However, historically the Fund has not invested more than 5% of its assets in foreign securities, and has no current intention to do so. Investments in foreign securities involve risks which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign investments may also be affected by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. There is also the possibility of nationalization or other government policies or instability which could affect investments in securities of issuers in those nations.

The Fund has authority to buy securities of companies organized as real estate investment trusts ("REITS"). REITS are subject to price fluctuations similar to other investments traded on exchanges. In addition, property values or income produced from properties owned can have an impact on the value of a real estate investment trust.

The Fund is authorized to invest in "restricted securities" (i.e. securities which may not be sold without registration or an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act")). Ordinarily, the Fund does not expect to have more than 5% of the Fund's total net assets invested in restricted securities. The Fund will not purchase such securities if immediately after such purchase, more than 15% of the Fund's net assets will be invested in restricted or other illiquid securities. It is possible that the Advisor may not be able to sell an investment in restricted securities when it is determined the investment no longer meets the Fund's objectives. This would cause a negative impact on the value of Fund shares should the restricted security's price decline before the investment can be sold.


                             OPTIONS TRANSACTIONS
                             --------------------

The Fund may sell covered call options (options on securities owned by the Fund) and uncovered call options (options on securities not owned by the
Fund) which are issued by the Options Clearing Corporation and listed on national securities exchanges. This practice may enable the Fund to increase its income because the buyer of the option pays the Fund a sum of cash (a premium) for the option whether or not the buyer ultimately exercises the option. The amount of the premium is determined on the exchange upon which the option is traded, and will depend on various factors, such as the market price and volatility of the underlying securities and the expiration date and exercise price of the option.

Ordinarily, call options would be sold on stocks whose market value is not expected to appreciate above the option exercise price by the expiration date of the option, or when the premium received plus the exercise price of the option exceeds the price at which the Advisor expects the underlying securities to be trading by the expiration date of the option. When the Fund sells an option, it is obligated to deliver the underlying securities until the expiration date of the option (which may be one, two, three, six or nine months from the date the option is issued) if the option is exercised. If the option is exercised, the Fund would deliver the underlying securities to the buyer if the option was a covered option or buy the underlying securities to deliver to the purchaser of the option if the option was uncovered.

The sale of covered call options should enable the Fund to increase its income through the receipt of premium income on the call options it sells. However, the Fund risks limiting potential gains the Fund would otherwise realize if the market value of the underlying securities of a covered call option appreciates above the exercise price of the option because the purchaser will then exercise the option. In the case of uncovered call options, the Fund risks a loss upon closing its option position if the market price of the optioned securities at the time the option is exercised exceeds the exercise price plus the premium received by the Fund.

The Fund may purchase call options when the Advisor believes that the market price of the underlying securities will exceed the strike price of the option, plus the premium the Fund must pay for the option, by the option expiration date. If the market price of the underlying securities appreciates after the option is purchased, the price of the option also will appreciate, thereby affording the Fund the opportunity to resell the option at a profit or, as an alternative, to purchase the underlying securities at the option exercise price anytime until or on the expiration date and retain or resell the underlying securities at their appreciated value. Purchasing call options, however, entails the risk that the market price of the underlying securities may decrease and the market value of the call option will also decrease, and in these circumstances, while the Fund may sell the option, the transaction is likely to result in a loss.

The Fund may also buy and sell put options. For the sale of a put option, the Fund receives a premium, which is determined on the exchange on which the put is traded. The amount of the premium is influenced by the same factors as influence the market price of call options.

The sale of a put option obligates the seller to purchase the underlying securities at the option exercise price anytime until or on the expiration date if the option is exercised. Alternatively, the seller may satisfy its obligation by purchasing an identical put option for delivery to the purchaser of the put option.

The option will be exercised if the market price of the underlying securities is less than the strike price of the option on the expiration date of the option. The Fund may sell put options to obtain premium income on underlying securities whose market price the Advisor expects to increase or remain relatively constant for the duration of the option. They may also be sold when the Advisor believes the underlying securities are an attractive long-term investment, despite a possible short term decline in their market value. In these circumstances, the Fund would purchase the underlying securities pursuant to the option rather than buy an identical put option to close the transaction, if the option is exercised by the buyer.

The Fund also may buy put options to protect against a decline in the market value of underlying securities that are held in the Fund's investment portfolio. In return for paying a premium to the seller of the put option, the Fund acquires the right to sell the underlying securities to the seller of the option at the exercise price, thereby protecting itself against a decline in the market price of the underlying securities. If, however, at the expiration date of the option, the market value of the underlying securities has not declined below the option exercise price, the Fund will not exercise its put option.

Puts and calls also may be used in combination, to hedge investments in underlying securities. For example, if the Fund has bought a call that entitles it to purchase underlying securities at a specified strike price, it may also buy a put, which enables it to sell the same securities at a specified strike price. Put options, as well as call options, are frequently available on identical underlying securities with identical expiration dates, but at different strike prices. In this type of hedging transaction, the Fund might seek to buy a put option whose strike price is higher than the strike price of an otherwise identical call option on the same underlying securities, thereby obtaining the right to buy the underlying securities at a lower price than the price at which it would have the right to sell the securities.

The success of options transactions depends largely on the ability of the Advisor to predict future stock and option movements. Further, an option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or sell only those options for which the Advisor believes there is an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. The inability to close-out an option position could result in a loss to the Fund.

When the Fund sells an uncovered call option or a put option, it will be required to maintain in a segregated account, which will be "marked to market," cash or liquid assets, in an amount equal to its obligation under the call or put option. With respect to a put option, this will be an amount equal to the price of the underlying securities the Fund will be obligated to buy if the option is exercised. With respect to a call option, it would be the market value of the underlying securities the Fund is obligated to deliver if the option is exercised.

                               FUTURES CONTRACTS
                               -----------------

The Fund may buy and sell financial futures contracts and options on futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of specific securities at a specified future time and at a specified price. Financial futures contracts which are standardized as to maturity date and the underlying financial instruments are traded on national futures exchanges, and include futures contracts on equity securities, debt securities and foreign currencies.

Although index futures contracts by their terms call for settlement in cash, in most cases the contracts are closed out before the settlement date.
Closing out an open futures position is done by taking an opposite position ("buying") a contract which has previously been "sold" or "selling" a contract previously purchased in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the securities underlying futures contracts it holds.

The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts can be substantial, due to the low margin deposits required. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. There is also the risk of loss by the Fund of margin deposits, in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or related option.

The Fund may use financial futures and options thereon to implement a number of hedging strategies. For example, because the purchase of a financial futures contract requires only a relatively small initial margin deposit, the Fund could remain exposed to the market activity of a broad-based number of stocks contained in the futures index, while maintaining liquidity to meet redemptions. Also, the Fund might temporarily invest available cash in stock index futures contracts or options pending investments in securities. These investments entail the risk that an imperfect correlation may exist between changes in the market price of an index futures contract and the value of the securities that comprise the index.

There are also limited risk strategies that involve combinations of options and futures positions. For example, the Fund might purchase a futures contract in anticipation of higher prices while simultaneously buying an option on a futures contract to protect against the risk of lower prices. Further, inasmuch as the Fund may purchase foreign securities which are denominated in foreign currencies, the Fund may purchase foreign currency futures contracts in order to hedge against fluctuations in foreign currency exchange rates.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of "variation" (additional) margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn income on its margin deposits. The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial and variation margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets.

When the Fund has a long position in a futures contract or sells a put option, it must establish a segregated account containing cash or liquid assets in an amount equal to the purchase price of the contract or the strike price of the put option (less any margin on deposit). When the Fund sells a call option on a futures contract, it must establish a segregated account containing cash or liquid assets in an amount that, when added to the amount of the margin deposit, equals the market value of the instruments underlying the call option (but are not less than the strike price of the call option). Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

                             TAXATION OF THE FUND
                             --------------------

The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (2003 Tax
Act), dividends earned on the following income sources will be subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets):

    [BULLET] dividends paid by domestic corporations, and [BULLET] dividends paid by qualified foreign corporations, including:
             -- corporations incorporated in a possession of the U.S., -- corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and
             -- corporations whose stock is readily tradable on an
                established securities market in the United States.

For individuals in the 10% and 15% tax brackets, the rate for qualified dividends received in calendar year 2008 is further reduced from 5% to 0%.

Dividends from corporations exempt from tax, dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs), and dividends paid from interest earned by the Fund on debt securities generally, will not qualify for this favorable tax treatment.

Both the Fund and its investors must each separately meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

The Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

   [BULLET] 98% of its taxable ordinary income earned during the calendar year;

   [BULLET] 98% of its capital gain net income earned during the twelve month period ending November 30; and

   [BULLET] 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Except for transactions the Fund has identified as hedging transactions, the Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

The Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments.

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to shareholders.

The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

Redemptions of Fund shares are taxable transactions for federal and state income tax purposes. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
   [BULLET] In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

   [BULLET] You sell some or all of your original shares within 90 days of their purchase, and

   [BULLET] You reinvest the sales proceeds in the Fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because some of the income of the Fund is generally derived from investments in domestic securities, it is anticipated that a portion of the dividends paid by the Fund will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

As stated above, the Fund may invest in securities such as puts, calls, futures contracts, etc. that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise cash for the necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to shareholders by the Fund.

Taxation of an investor who, as to the United States, is a nonresident alien individual, non-U.S. trust or estate, non-U.S. corporation, or non-U.S. partnership ("non-U.S. investor"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is NOT effectively connected with a U.S. trade or business carried on by a non-U.S. investor, dividends paid to such non-U.S. investor from investment company taxable income generally will be subject to a U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a non-U.S. investor generally would be exempt from U.S withholding tax on gains realized on the sale or redemption of Fund shares and dividends paid by the Fund from long-term capital gains, unless the investor is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. Special U.S. withholding tax rules apply to disposition of "United States real property interests."

Also, U.S withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under these exemptions, interest-related dividends and short-term capital gain dividends generally represent distributions of interest from U.S. sources and short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. These exemptions apply to dividends with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers, continue to be subject to U.S. withholding tax.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a non-U.S. investor, then the Fund's dividends and distributions and any gains realized upon the sale or redemption of Fund shares will be subject to the U.S. federal income tax on a net income basis at the rates applicable to U.S. citizens or domestic corporations.

Special U.S. tax certification requirements apply to non-U.S. investors to avoid U.S. back-up withholding imposed at a rate of 28%, obtain the benefits of any treaty between the United States and the shareholder's country of residence, and obtain the benefits of exemption from withholding on interest-related and short-term capital gain dividends. In general, a non-U.S. investor must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year, unless an earlier change of circumstances makes the information on the form incorrect.

A partial exemption from U.S estate tax may apply to stock in the Fund held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.


                            INVESTMENT LIMITATIONS
                            ----------------------

The Fund has adopted the following limitations which are designed to reduce certain risks inherent in securities investment and which may be changed only with the approval of the lesser of: (i) at least 67% of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

The Fund may not:

         invest more than 5% of its gross assets in securities of any one issuer (except U.S. Government obligations); invest more than 25% in the securities of companies in the same industry; buy more than 10% of the voting securities of any company; borrow or lend money (this policy shall not prohibit the purchasing of debt securities commonly purchased by institutional investors); purchase securities on margin; buy securities to exercise control or management; issue senior securities (except the Fund may buy and sell options); make short sales (the Fund does not consider the sale of an uncovered call option or financial futures contracts to be short sales); encumber its assets to secure debts; buy or sell real estate or real estate mortgage loans, commodities, or commodity contracts (except financial futures contracts and options thereon); underwrite the securities of any other issuer (except when deemed to be a statutory underwriter in connection with the acquisition of "restricted securities"); acquire the securities of any other domestic or foreign investment company (except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company); this policy shall not prevent the Fund from investing in the securities issued by a real estate investment trust, provided that such Trust is not permitted to invest in real estate or interests in real estate other than mortgages or other security interests.

The Fund will not concentrate its investments in a single industry. For these purposes, the Fund considers utilities to be a sector, and not an industry.

Although changes in the following restrictions are not subject to stockholder approval, the Fund does not intend to: invest more than 15% of its assets in so-called "restricted securities" (i.e. securities which may not be sold without registration or an exemption from registration under the 1933 Act, securities with a legal or contractual obligation on resale, foreign securities not listed on a recognized domestic or foreign securities exchange, securities which do not have a bona fide market or securities not readily marketable). In purchasing restricted securities, the Fund may be deemed to be a statutory underwriter unless it acquires and disposes of such securities pursuant to an exemption available under the 1933 Act. If an exemption is not available, the Fund may be required to bear the cost of registering such securities. Ordinarily, restricted securities may be acquired at a discount from the market price of similar securities of the issuer and, therefore, in certain instances, may offer greater opportunity for capital appreciation. The method of valuing restricted securities is described under "Calculation of Net Asset Value".

The Fund is authorized to lend its portfolio securities and enter into repurchase agreements. Investments in repurchase agreements involve certain risks. For example, if the seller of the underlying securities defaults on its obligation to repurchase the securities at a time when their value has declined, the Fund may incur a loss upon disposition. If the seller becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and, therefore, subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. While management acknowledges these risks, it believes that they can be controlled through stringent security selection criteria and careful monitoring procedures.

                       DISCLOSURE OF PORTFOLIO HOLDINGS
                       --------------------------------

The Fund intends to publicly disclose all of its portfolio holdings in quarterly reports approximately 60 days after each quarter-end as required by Securities and Exchange Commission rules. The Fund also intends to publicly disclose all of its portfolio holdings, with a shorter delay of at least 45 days, after each quarter-end to facilitate timely release of information to rating agencies and others. The Fund does not make selective non-public disclosures of portfolio holdings to third parties. Finally, the Fund intends to publicly disclose its top ten holdings on a monthly basis, after a 30-day delay, along with information regarding the percentage of the Fund that each holding comprises on the Fund's Internet website at http://www.philadelphiafund.com.

The Fund also may disclose its complete portfolio holdings, on a daily basis and without a time lag (i.e., on a real time basis) to Unified Fund Services Inc. and U.S. Bank, in their capacities as the Fund's service providers (the
"service providers"), who require such information to perform their contractual duties and responsibilities to the Fund. In addition, complete portfolio holdings information may be provided to Briggs, Bunting & Dougherty, LLP, the Fund's independent registered public accounting firm (the "Auditor"), for purposes of preparing the semi-annual and annual audits of the Fund and related shareholder reports. The service providers and the Auditor are subject to duties of confidentiality, including a duty not to trade on non-public information, whether by contract, applicable law, or relevant accounting standards. The Fund's chief compliance officer periodically requests that the service providers confirm their compliance with these restrictions. Neither the Fund nor the Advisor receives any compensation or other consideration for the disclosure of the Fund's portfolio holdings to the service providers and the Auditor. Only executive officers of the Fund, subject to the Board's oversight, may authorize disclosure of the Fund's portfolio securities. The Fund has adopted policies and procedures that are designed to ensure that disclosure of the information regarding portfolio holdings is in the best interests of the Fund's shareholders, including addressing any conflicts of interest between the interests of the Fund's shareholders and the interests of the Advisor, the principal underwriter and any affiliated persons thereof. The Fund's chief compliance officer, at least annually, reports to the Board regarding these policies and procedures and their application.


                        CALCULATION OF NET ASSET VALUE
                        ------------------------------

Shares are sold at the Fund's net asset value per share. The net asset value per share is equal to the current market value of the Fund's portfolio investments, plus cash and other assets, less liabilities, divided by the number of the Fund's outstanding shares (adjusted to the nearest cent). Portfolio securities traded on a securities exchange are valued at the closing sales price on the market on which they are principally traded except those traded on the Nasdaq NMS and Small Cap exchanges ("Nasdaq"). Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price. Securities traded over-the-counter, except those that are quoted on Nasdaq, are valued at the prevailing quoted bid price. Other assets and securities for which no quotations are readily available, including restricted securities, are valued at fair value, as determined in good faith by the Board of Directors, or a delegated person acting pursuant to the direction of the Board.

The method of valuing assets and securities for which quotations are not readily available or unreliable, or for which there are no published quotations, including restricted securities, is reviewed annually by the Board.


                              PURCHASE OF SHARES
                              ------------------

The Fund calculates the net asset value per share at the close of the New
York Stock Exchange, generally 4:00 P.M. Eastern time, on days when the New York Stock Exchange is open. On other days, the Fund will generally be closed and pricing calculations will not be made. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders for redemption and purchase will not be processed if received when the Fund is not open for business.

The Fund will not knowingly sell its shares where, after the sale, such shares would be owned directly, indirectly, or through a unit investment trust by another investment company, whether foreign or domestic, in the amount of 3% or more, or by an individual or any kind of entity, owning directly, indirectly, or through a unit investment trust in the amount of 5% or more of the then outstanding shares of the Fund. However, this shall not prevent the holding of shares by the Custodian for Philadelphia Fund Investing Programs
(a unit investment trust for accumulation of shares of the Fund) or by Philadelphia Fund International Limited required to service their respective security holders.

                          AUTOMATIC INVESTMENT PLAN
                          -------------------------

The Automatic Investment Plan enables shareholders to make regular monthly investments in shares through automatic charges to their bank checking accounts. With shareholder authorization and bank approval, U.S. Bank, N.A. will automatically charge the bank account for the amount specified, which will be automatically invested in shares at the net asset value on the date specified by the shareholder. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a quarterly confirmation statement showing the transactions during the calendar quarter.

Participation in the plan will begin within 30 days after receipt of a completed section 6 of the General Account Application and a voided check from your checking account. If your bank account cannot be charged due to insufficient funds, a stop-payment order, or the closing of your bank account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to Unified Fund Services, Inc. P.O. Box 6110, Indianapolis, IN 46204-6110.


                              TAX SHELTERED PLANS
                              -------------------

For self-employed individuals, partnerships, and corporations, investments in shares of the Fund can be made through a prototype Profit Sharing/Money Purchase Pension Plan which has been approved by the Internal Revenue Service. The Profit Sharing Plan permits an employer to make tax-deductible investments in the Fund on behalf of each participant up to the lesser of 25% of each participant's earned income (or compensation), or $40,000, as adjusted by the Internal Revenue Service for cost-of-living increases. The Money Purchase Pension Plan permits an employer to make tax-deductible contributions on behalf of each participant up to the lesser of 25% of earned income (or compensation), or $40,000 (as adjusted). If an employer adopts both the Profit Sharing Plan and the Money Purchase Pension Plan, deductible contributions to both plans, in the aggregate, may be made on behalf of each participant up to the lesser of 25% of earned income (or compensation), or $40,000(as adjusted). For plan contributions made for the year 2004, the dollar limit is $41,000; for the year 2005 the dollar limit is $42,000. Also, the Fund makes available an Individual Retirement Account (IRA) which permits tax-deductible investments in the Fund by certain taxpayers up to $3,000 per year through 2004, and $4,000 for 2005. All taxpayers may make nondeductible IRA contributions up to the same amount to a separate account whether or not they are eligible for a deductible contribution. In either case, the limit is $3,500 through 2004 and $4,500 for 2005 for individuals who are 50 or older by the end of the year for which the contribution is made. The minimum amount which must be contributed to establish an IRA account is $1,000, and there is a $250 minimum investment amount required to establish a Spousal IRA account. Dividends and capital gains distributions paid on Fund shares held in a retirement plan or an IRA will be reinvested at net asset value and accumulate free from tax until withdrawn.

The Fund also makes available a "Roth IRA" - which permits nondeductible investments in the Fund by certain taxpayers up to $3,000 through 2004 and $4,000 for 2005 (or $3,500 through 2004 and $4,500 for 2005 for individuals age 50 or older) per tax year. If the Roth IRA is maintained for at least a five-year period beginning with the first tax year for which a contribution to the Roth IRA was made, distributions from the Roth IRA after age 59-1/2 or under certain other circumstances will be completely tax free.

An annual limit of $3,000 through 2004 and $4,000 for 2005 (or $3,500 through 2004 and $4,500 for 2005, as described above) applies to contributions to regular and Roth IRAs. For example, if a taxpayer younger than age 50 contributes $3,000 to a regular IRA for 2004, he or she may not make any contribution to a Roth IRA for that year.

Specialized IRA accounts (SIMPLE IRAs and SEP-IRAs), Coverdell Education Savings Accounts and 403(b)(7) Custodial Accounts also are available for Fund investments.

Forms to establish an IRA, a Coverdell Education Savings Account, a 403(b)(7) Custodial Account, or Profit Sharing/Money Purchase Pension Plan are available from the Fund or Baxter Financial Corporation.


                              FREE FLYER PROGRAM
                              ------------------

From June 24, 1999 until April 1, 2005, Baxter Financial Corporation, the Fund's principal underwriter, had made available to qualifying investors the opportunity to accumulate points, based on investors' purchase of Fund shares, which points could be redeemed for airline tickets, subject to certain limitations, in a Free Flyer Program (the "Program"). Effective April 1, 2005, the

Program was terminated, and its awards discontinued. Shareholders who participated in the Program, and who have questions, may contact the Fund at 1-800-749-9933.


                             REDEMPTION OF SHARES
                             --------------------

Payments for shares redeemed, or the right of redemption, may be suspended for any period during which the New York Stock Exchange is closed, other than customary week-end and holiday closings or during which, by order of the Securities and Exchange Commission (the "Commission"), trading on the New York Stock Exchange is restricted, or for any period during which an emergency, as determined by order of the Commission, exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the values of its net assets, or for such other periods as the Commission may, by order, permit for the protection of security holders of the Fund.


                            CHECK WITHDRAWAL PLAN
                            ---------------------

An investor with a minimum account balance of $5,000 who is not currently participating in the Automatic Investment Plan may have sufficient Fund shares automatically redeemed at regular monthly or quarterly intervals to provide payments of $25 or more. This minimum amount is not necessarily a recommended amount. The privilege may be exercised by a written request to Unified Fund Services, Inc., specifying the amount of the check to be received each month (or each quarter, as desired). With the custodian's approval, payment amounts may be revised at any time by the investor. All shares owned or purchased will be credited to the Check Withdrawal Plan and a sufficient number of shares will be sold from the investor's account to meet the requested withdrawal payments. All income dividends and capital gains distributions on shares held will be reinvested in additional shares at net asset value on the ex-dividend date. Since the withdrawal payments represent the proceeds from the sales of shares, there will be a reduction of invested capital to the extent that the withdrawal payments exceed the income dividends and capital gains distributions paid and reinvested in shares held in the account. While no charge is contemplated on each withdrawal payment at present, the right is reserved at any future time to deduct $1.00 from each withdrawal payment. At present, the expenses are paid by the Fund. This Plan, upon written notice to the Custodian, can be terminated at any time without penalty. Any subsequent investments in this type of plan must be $1,000 or more.


                             RIGHTS OF OWNERSHIP
                             -------------------

Each share of the Fund's common stock has an equal interest in the Fund's assets, net investment income, and in any net capital gains realized by the Fund. Each share is entitled to one vote. The shares are non-assessable, fully transferable, and redeemable at the option of the shareholder. The shares typically may be sold only for cash, except to acquire the major portion of the assets of another investment company. The shares have no conversion, preemptive, or other subscription rights. Shareholders having questions about the Fund or their accounts may call or write to the Fund at its telephone number or address shown on the cover of this Statement of Additional Information.

Ordinarily, the Fund does not intend to hold an annual meeting of shareholders in any year except when required under the Investment Company Act of 1940 (the "1940 Act").


                            OFFICERS AND DIRECTORS
                            ----------------------

The Board of Directors (the "Board"), guided by the recommendations of the Advisor, establishes the broad investment policies of the Fund and, under Maryland law, is responsible for overseeing the management of the Fund.

Each Director who is not an "interested person" (as defined in the 1940 Act (the "Independent Directors")) is a member of the Fund's Audit Committee. The Audit Committee's functions include: (a) selecting, overseeing and setting the compensation of the Fund's independent registered public accounting firm;(b) overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers of the Fund; (c) overseeing the quality and objectivity of the Fund's financial statements and the independent audits thereof; and (d) acting as a liaison between the Fund's independent registered public accounting firm and the full Board. During the fiscal year ended November 30, 2004, the Audit Committee met two times.

The Board also has a Nominating Committee, consisting of all the Independent Directors. The Board adopted the Nominating Committee charter on December 13, 2004. The Nominating Committee did not meet during the fiscal year ended November 30,

2004.   The Nominating Committee has responsibility, among other things, to:
(i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review the Independent Directors' compensation and recommend any changes to that compensation; and (iv) make recommendations to the full Board for nominations for membership on all Board committees, review all Board committee assignments annually and periodically review the responsibilities and need for all committees of the Board.

The Nominating Committee will consider nominees recommended by Qualifying Shareholders if an Independent Director vacancy on the Board occurs. A "Qualifying Shareholder" is a shareholder that (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Fund's outstanding shares; (ii) has been a shareholder of 5% or more of the Fund's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee; and (iii) provides a written notice to the Nominating Committee containing certain information. In order to recommend a nominee, a Qualifying Shareholder should submit the written notice to the Nominating Committee's attention at the Fund's offices at 1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432. A Qualifying Shareholder's letter should include: (i) the name and address of the Qualifying Shareholder making the recommendation; (ii) the number of shares of the Fund that are owned of record and beneficially by the Qualifying Shareholder, and the length of time that the shares have been so owned by the Qualifying Shareholder; (iii) a description of all arrangements and understandings between the Qualifying Shareholder and any other person(s) (naming such person(s)) pursuant to which the recommendation is being made; (iv) the name, age, date of birth, business address and residence address of the person(s) being recommended; (v) such other information regarding each person recommended by the Qualifying Shareholder as would be required to be included in a proxy statement filed under the SEC's proxy rules had the nominee been nominated by the Board; (vi) whether the Qualifying Shareholder believes the person being recommended would or would not be an "interested person" of the Fund (as defined in the 1940 Act); and (vii) the written consent of the recommended person to stand for election if nominated for the Board and to serve if elected by shareholders.

The names, addresses, ages, lengths of service, principal business occupations for at least the past five years and other directorships of the officers and Directors of the Fund are listed below. In most cases, more than five years of prior business experience is included in order to present shareholders with a better awareness of the Directors' experience. All officers and Directors hold identical positions with Eagle Growth Shares Inc., another registered investment company, and with the Fund. Each Director will hold office until the termination of the Fund or his resignation, retirement, incapacity, removal or earlier death. Each Director who is an "interested person" of the Fund, as defined in Section 2(a)(19) of the 1940 Act, is identified under the "Interested Persons" or "Interested Directors" headings below. The officers and Directors of the Fund, aggregately, own less than 1% of the outstanding securities of the Fund as of December 31, 2004. The address of each Director and officer is 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432.


Independent Directors
----------------------

Thomas J. Flaherty, Director (Since 1989)                          Age:(80)
                    Audit Committee Member (Since 2001)
                    Nominating Committee Member (Since 2004)

Retired. Formerly, Executive Vice President, Philadelphia Fund, Inc.; formerly, President, Eagle Growth Shares, Inc.; formerly, President and Director, Universal Programs, Inc. and Eagle Advisory Corporation (investment advisors); formerly, Partner, Fahnestock & Co., Inc.



Kenneth W. McArthur, Director (Since 1987),                        Age:(69)
                     Audit Committee Chairman (Since 2001)
                     Nominating Committee Member (Since 2004)

Chairman, Shurway Capital Corp. (private investment company); Trustee, BMO Mutual Funds (Canadian registered investment company); Trustee & Investment Committee Member, Canada Post Pension Fund; Lead Director, Oppenheimer Holdings, Inc. (financial services holding company); formerly, Vice President and Director, Nesbitt Investment Management; formerly, President, Chief Executive Officer, and Director, Fahnestock & Co., Inc. (securities brokerage); formerly, Senior Vice President and Chief Financial Officer, Nesbitt Thomson Inc. (holding company).

Robert L. Meyer, Director (Since 1989)                             Age:(64)
                 Audit Committee Member (Since 2001)

                 Nominating Committee Member (Since 2004)

President, Ehrlich Meyer Associates, Inc. (investment management); Chartered Financial Analyst; formerly, Principal Officer, Convergent Capital Corporation (holding company); formerly, Director, Vice President, and Senior Vice President, Fahnestock & Co., Inc.



Donald P. Parson, Director (Since 1987),                           Age:(63)
                  Audit Committee Member (Since 2001)
                  Nominating Committee Member (Since 2004)

Counsel, Satterlee Stephens Burke & Burke LLP; Vice Chairman and Director, Home Diagnostics, Inc. (medical device company); formerly, Chairman of the Board, Syracuse University College of Law.


Interested Persons
------------------

Donald H. Baxter, Chairman of the Board,
                  Director and President (Since 1989)              Age:(61)

Director, President, and Treasurer, Baxter Financial Corporation; Director and President, Universal Programs International Limited (distributor); formerly, Director, Sunol Molecular Corp. (biotechnology); formerly, Director, Great Eastern Bank; formerly, Director, Frost Hanna Capital Group (publicly registered acquisition company); formerly, Managing Member, Crown Capital Asia Limited Liability Company (private investment company); formerly, Managing Member, Baxter Biotech Ventures Limited Company (private investment company); formerly, Portfolio Manager, Nesbitt Thomson Asset Management Inc.



Ronald F. Rohe, Vice President, Secretary,                          Age:(62)
                and Treasurer (Since 1990)

Chief Operating Officer and Marketing Director, Baxter Financial Corporation; Secretary, Universal Programs International Limited (distributor); formerly, registered representative, Paine Webber Incorporated.



Keith A. Edelman,		Vice President and                          Age:(39)
				Chief Compliance Officer (Since 2004)

Director of Operations and Director of Computer Operations, Baxter Financial Corporation; Director of Operations, Philadelphia Fund, Inc.; Director of Operations, Eagle Growth Shares, Inc.


Each Independent Director  receives from the Philadelphia Fund a
$2,000 annual fee and $1,150 for each quarterly Board of Directors meeting attended. As an Interested Director, Donald H. Baxter does not receive any annual or meeting fees as a director. Thomas J. Flaherty, a director and former officer of the Fund, receives a monthly pension from the Fund which amounted, on an annual basis, to $12,500 for the year ended November 30, 2004. In addition, each Independent Director, except Donald H. Baxter, receives $50 from Eagle Growth Shares for each quarterly Board of Directors' meeting they attend. In addition, each Independent Director receives $450 from the Fund and $50 from Eagle Growth Shares for each semi-annual Audit Committee meeting attended. Mr. McArthur receives an additional $150 from the Fund and $50 from Eagle Growth Shares for each semi-annual Audit Committee meeting as compensation for acting as Audit Committee Chairman.

 _____________________________________________________________________________
|Independent Directors' Fund Holdings Table                     as of 12/31/04|
|-----------------------------------------------------------------------------|
|                                 |                     |    Total Dollar     |
|                                 |       Dollar        |   Range of Equity   |
|                                 |   Range of Equity   |  Securities in the  |
|                                 |     Securities      |Fund and Eagle Growth|
|Director's Name                  |    in the Fund      |    Shares, Inc.     |
|---------------------------------|---------------------|---------------------|
|Thomas J. Flaherty               |  $10,001 - $50,000  |   over $100,000     |
|---------------------------------|---------------------|---------------------|
|Kenneth W. McArthur              |        None         |        None         |
|---------------------------------|---------------------|---------------------|
|Robert L. Meyer                  |     $1 - $10,000    |    $1 - $10,000     |
|---------------------------------|---------------------|---------------------|
|Donald P. Parson                 |  $10,001 - $50,000  |   over $100,000     |
|_________________________________|_____________________|_____________________|



_______________________________________________________________________________
|Interested Director's Fund Holdings Table                     as of 12/31/04 |
|-----------------------------------------------------------------------------|
|                                 |                     |    Total Dollar     |
|                                 |       Dollar        |   Range of Equity   |
|                                 |   Range of Equity   |  Securities in the  |
|                                 |     Securities      |Fund and Eagle Growth|
|Director's Name                  |    in the Fund      |    Shares, Inc.     |
|---------------------------------|---------------------|---------------------|
|Donald H. Baxter                 |        None         |        None         |
|_________________________________|_____________________|_____________________|



_______________________________________________________________________________
|COMPENSATION TABLE                                                           |
|for the fiscal year ended 11/30/04                                           |
|----------------------------------       Pension or                          |
|                                         Retirement                          |
|                                         Benefits   Estimated   Total        |
|                                         Accrued    Annual      Compensation |
|                           Aggregate     as part    Benefits    from Fund and|
|                           Compensation  of Fund    Upon        Eagle Growth |
|Name, Position             From Fund     Expenses   Retirement  Shares, Inc. |
|_____________________________________________________________________________|
|Thomas J. Flaherty, Director   $7,500    $12,500                  $7,800     |
|-----------------------------------------------------------------------------|
|Kenneth W. McArthur, Director  $7,800                             $8,200     |
|-----------------------------------------------------------------------------|
|Robert L. Meyer, Director      $7,500                             $7,800     |
|-----------------------------------------------------------------------------|
|Donald P. Parson, Director     $7,500                             $7,800     |
|_____________________________________________________________________________|


The Fund and Baxter Financial Corporation, the Fund's investment advisor and principal underwriter, have adopted codes of ethics under rule 17j-1 of the Investment Company Act, and Rule 204A-1 under the Investment Advisers Act of 1940(in the case of the Advisor's Code of Ethics). Those codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund provided that the Fund is not at the same time purchasing or selling or considering purchasing or selling the same securities or the President of the Fund approves the transactions because there is deemed to exist only a remote possibility of a conflict of interest.


                                  BROKERAGE
                                  ---------

Donald H. Baxter, President of Baxter Financial Corporation, the Fund's investment advisor and principal underwriter, is responsible for the selection of brokers to execute Fund portfolio transactions. Mr. Baxter seeks to obtain the best price and execution of Fund portfolio transactions and selects brokers with this goal in mind. In selecting brokers, Mr. Baxter also considers the commission rate being paid by the Fund. Commissions on listed securities are based on competitive rates, and Mr. Baxter seeks assurance that the commissions paid by the Fund are reasonable in relation to the rates paid by other similar institutions which are comparable in size and portfolio characteristics to the Fund, and commensurate with the services being provided by the broker. To accomplish this, Mr. Baxter negotiates commission levels with brokers with whom the Fund does business; compares the quoted commission level, and applies his own knowledge regarding the general levels of commissions prevailing from time to time. Baxter Financial Corporation is authorized to allocate brokerage transactions to dealers that have sold Fund shares. Such transactions are subject to the requirement to seek to obtain the best price and execution. The Advisor, however, pursuant to policies and procedures approved by the Board of Directors of the Fund, is prohibited from selecting brokers and dealers to effect the Fund's portfolio securities transactions based (in whole or in part) on a broker's or dealer's promotion or sale of shares issued by the Fund or any other registered investment company. Mr. Baxter also considers the value of research services provided to the Fund by these brokers. Mr. Baxter is permitted to pay a higher commission than another broker might charge when, in his good faith judgment, such commission is reasonable in relation to the value of research or brokerage services provided by such broker. During the fiscal year ended November 30, 2004, the Fund paid total brokerage commissions of $15,143 to brokers that provided research services.

Receipt of research information, including statistical and market analyses, economic and financial studies from other securities firms, electronic quotation services, and on-line electronic analysis software, enables the Advisor to supplement its own research and analysis activities by taking available views of other securities firms, and is a factor considered by the Advisor in selecting brokers for the Fund. Allocations of brokerage for the receipt of research and statistical information are made in the best judgment of Mr. Baxter and not in accordance with any formula.

Baxter Financial Corporation serves as investment advisor to two registered investment companies, the Fund and Eagle Growth Shares, Inc., and manages the assets of various other institutional and individual investors. Receipt of research information by Baxter Financial Corporation may also be of benefit to Eagle Growth Shares, Inc. and these other private accounts.

During the fiscal years ended November 30, 2004, 2003, and 2002, the Fund paid total brokerage commissions of $42,993, $246,500, and $526,500, respectively. The decreased level of brokerage commissions paid by the Fund in the 2004 fiscal year was due to the Advisor's continued confidence in the potential of the equities in the portfolio to perform well. This confidence resulted in a portfolio turnover rate of 44% (versus 52% in 2003). In addition, the Fund negotiated lower commissions with the brokers the Fund uses to execute portfolio transactions. The decreased level of brokerage commissions paid by the Fund in the 2003 fiscal year was due to the Advisor's confidence in the equities in the portfolio to perform well in the bullish environment that developed in 2003. Consequently, there were less portfolio transactions in 2003.

On over-the-counter transactions, the Fund generally deals with the principal market makers and no commissions are paid to a broker except in situations where execution through the broker is likely to result in a savings to the Fund.


      INFORMATION ABOUT THE INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS
      ---------------------------------------------------------------------

The Advisor receives an investment advisory fee from the Fund which, on an annual basis, equals .75 percent of the net assets of the Fund not exceeding $200,000,000. The rate of this annual fee is reduced to .625 percent on net assets of the Fund in excess of $200,000,000 but less than $400,000,000, and to .50 percent on net assets of the Fund in excess of $400,000,000. The fee is payable monthly, based on the month-end net asset value of the Fund, at 1/12th of the annual fee rate. As of November 30, 2004, the net assets of the Fund were $84,874,910. For the fiscal year ended November 30, 2004, the Fund paid the Advisor total advisory fees equal, on an annual basis, to .75% of the average net assets.

Donald H. Baxter controls the Advisor. He serves as President, Treasurer, Director and is the sole shareholder of the Advisor. Mr. Baxter is solely responsible for the day-to-day management of the Fund's investment portfolio. He is the President and Chairman of the Board of Directors of the Philadelphia Fund, Inc. and has served as the portfolio manager of the Fund since May 1, 1987. In addition to the Fund, Mr. Baxter, as of November 30, 2004, managed (i) one other U.S. registered investment company, Eagle Growth Shares, Inc., which has $3.5 million in assets, and (ii) 17 other accounts, including his personal account, which have assets of $23 million. In the event there were any conflicts of interest between the Fund and Eagle Growth Shares, Inc., the Advisor believes, as in the case of the other accounts, that it has implemented policies and procedures that will address and prevent (or manage) any adverse consequences.

The portfolio manager's management of other accounts may give rise to potential conflicts of interest in connection with the management of the Fund's investments. The other accounts may have similar investment objectives to the Fund's or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund (or vice versa). The Advisor does not anticipate that any conflicts between the investment strategies of the Fund and the investment strategies of the other accounts, if any, will be material. If any conflicts do arise, the Advisor believes it has adopted policies and procedures, in accordance with applicable laws, and its Code of Ethics contains legally required policies which are designed to prevent or manage an conflicts of interest.

In the case of Eagle Growth Shares Fund, Inc., which has an investment objective seeking growth of capital, the portfolio manager believes that the possibility for any conflicts of interest with the Funds regarding investment opportunities, or similar portfolio holdings, is extremely unlikely, and if it does arise, not material. The Fund, which invests in large cap stocks, does not typically purchase the type of small to mid cap stocks acquired by Eagle Growth Shares, Inc.

A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Fund. It is possible theoretically that the portfolio manager, knowing the trading activities of the Fund, could use this information to benefit the other accounts and to the detriment of the Fund. As stated above, under normal market conditions, the Fund invests in issues with large capitalizations and large amounts of outstanding shares. The Advisor does not believe that, given the size of the investments of the Fund in the large cap stock category, there would be any material benefit to the other accounts by the Fund's purchase and sale of securities. Furthermore, given the size of the Fund's positions, the Advisor does not believe that there is a possibility for a material conflict of interest with respect to the allocation of investment opportunities. However, while the potential for conflict of interest is extremely remote, the Fund has policies and procedures in place to prohibit knowledge of the Fund's trading activity from being used to benefit others. Furthermore, the Advisor is subject to a fiduciary duty, under both the 1940 act and the Investment Advisers Act of 1940, to the Fund's shareholders and to act in their best interest at all times.

Mr. Baxter is compensated by the Adviser with an annual salary and bonus, both of which vary from year to year, based on a variety of economic factors. The portfolio manager's compensation is not determined by factors such as the Fund's performance, in the conventional sense (i.e., the portfolio manager's compensation is not based on the Fund's pre- or after-tax performance over a period of time, or measured against a particular index). Because Mr. Baxter is the sole owner of the Advisor, his compensation likely will increase if the assets of the Fund increase (which may result from strong investment performance), since this will entitle the Advisor to a higher amount of fees by the application of the Fund's Advisory fee under pursuant to the Advisory Agreement (subject to the sliding investment advisory fee schedule described in this Statement of Additional information).

The portfolio manager does not own shares in the  Fund.

The Investment Advisory Agreement (the "Advisory Agreement") between Baxter Financial Corporation and the Fund was approved by the Fund's shareholders on March 19, 1991 and became effective on April 1, 1991. The Advisory Agreement requires the Advisor to provide the Fund with a continuous review of and recommendations regarding investment of the Fund's assets.

When making its decision to renew the advisory contract with Baxter Financial Corporation ("Baxter" or the "Advisor"), the Board carefully considered a variety of materials, which each Director had received prior to the Board meeting (which specifically had been called to consider the renewal of the advisory agreement). At the Board meeting, Baxter provided detailed responses to a series of questions contained in a letter from the Fund's independent legal counsel, submitted on behalf of the Independent Directors, requesting information for the Board's consideration of the continuation of the Fund's investment advisory agreement (the "Information Request Letter"). The Information Request Letter had asked Baxter to provide responses to a series of questions relating to the following categories of information: a description of the Advisor's business, the Advisor's personnel and operations, the services that the Advisor provides to the Fund, the compensation of the Advisor, comparative performance information (relating to the Fund and the Advisor), expenses, compliance policies and procedures, and various other information. The Board thoroughly reviewed all of the responses provided by Baxter to the questions in each of these categories, including performance statistics, index comparisons and expense comparisons. The Board compared the Fund's performance to the performance of each of the S&P 500 Index, S&P 500/ BARRA Value Index, Russell 1000 Index, Russell 1000 Value Index, Wilshire 5000, and Wilshire Target Large Value Index. The Board also compared the Fund with the average rating, risk and return of other funds with a growth and income objective listed in the Morningstar Large Value Category.

The Board compared the Fund's management related, non-management related, and total expense ratios to those of other funds with total net assets between $50 million and $100 million contained in Lipper's Growth and Income Category. The Board also took into account information furnished by Baxter throughout the year at quarterly Board meetings, as well as the information specifically furnished to respond to the Information Request Letter. Information provided throughout the year included reports on the Fund's investment performance, expenses, portfolio composition and turnover, and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by Baxter (as the Fund's investment advisor and administrator), Unified Fund Services, Inc. (as both the Fund's transfer agent and fund accounting agent), and U.S. Bank (the Fund's custodian). The Board also had received periodic reports relating to compliance with the Fund's investment policies and investment restrictions and various regulatory issues.

When considering the continuation of Baxter as the Fund's investment advisor and the approval of the advisory fee payable to Baxter, the Board considered the following specific factors:

   [BULLET] the nature, extent and quality of the services provided to the Fund's shareholders by Baxter;

   [BULLET] the investment performance of the Fund and of Baxter;

   [BULLET] the Advisor's cost of providing the services to the Fund and the profitability of the Fund to Baxter;

   [BULLET] whether the Fund would realize any economies of scale as the Fund grows larger, and the breakpoints included in the advisory contract that allow shareholders to participate in the resulting benefits;

   [BULLET] comparative fee structures; and

   [BULLET] any "fall-out" benefits, including administrative fees, received by Baxter under separate contracts accruing to the Advisor as a result of managing the Fund.

In considering the materials described above, the Independent Directors referred to the memorandum to the Board from its independent legal counsel, Stradley Ronon Stevens & Young, LLP. The memorandum discussed the provisions of the 1940 Act applicable to the continuation of the advisory contract, and outlined the Board's responsibilities when considering the renewal of the contract. The Board noted that: (i) Section 15(c) of the 1940 Act requires the Board to request and evaluate, and Baxter to furnish, such information as may reasonably be necessary to evaluate the terms of the advisory contract, and
(ii) Baxter's responses to the Information Request Letter were intended to assist the Board in meeting these requirements. Based upon their review and consideration of: (i) the materials presented throughout the year, (ii) the responses to the Information Request Letter, and (iii) such other information as they deemed relevant, the Independent Directors concluded that the continuance of Baxter as the Fund's investment advisor and the renewal of the advisory contract was appropriate and in the best interests of Fund shareholders.

In reaching this decision, the Board took into account a combination of factors, including the following:

      PERFORMANCE
      -----------

      In evaluating performance, attention was given to both short-term and long-term performance of the Fund in comparison with the appropriate indexes, as well as the performance of the Fund's peer group, and to the Fund's compliance with its specific investment objective and investment restrictions. The Board also discussed how the Fund's portfolio composition impacted its performance, given the market conditions existing over the last year. The Board concluded that it was satisfied with the Fund's investment performance, relative to both the relevant market indexes and the Fund's peer group. The Board commended the Advisor for the Fund's performance in 2004 compared to other funds in the Fund's peer group.

      EXPENSES
      --------

      In considering the reasonableness of expenses, the Board considered the advisory fee schedule and the fact that breakpoints were included in the schedule. The Board evaluated both the Advisor's fee schedule and its breakpoints against the fee schedules of other investment companies in the Fund's peer group. Emphasis was placed on the Fund's total expense ratio, management-related expenses and non-management-related expenses, compared with the averages reported for the peer group. The Independent Directors also considered the benefits to Baxter of providing various other services to the Fund, such as administration and distribution services, under separate agreements between the Fund and Baxter. The Board determined that Baxter's fees were reasonable, in light of the services provided and the fees charged by other advisers offering comparable services to similar funds. The Board also concluded that economies of scale would be realized as the Fund's assets increased, and the fact that Baxter's fee schedule was designed to allow the Fund's investors to enjoy the benefits of these economies of scale (i.e., the Advisor's fee would be reduced).

      QUALITY OF SERVICES
      -------------------

      In considering the scope and quality of investment management services, consideration was given by the Board to Mr. Baxter's qualifications. Also, the Board considered how Baxter had performed the research and management processes, and the Advisor's record of compliance with the Fund's investment policies and restrictions, as well as the code of ethics that governs personal securities trading by Fund management. The Board also evaluated how Baxter performed its oversight responsibilities with respect to the Fund's custodian, transfer agent, fund accountant and shareholder services agents. The Board concluded that the Advisor had provided competent supervision, regulatory compliance services, portfolio oversight services, and reporting functions to the Fund.

      MANAGER'S PROFITABILITY
      -----------------------

      The Independent Directors considered Baxter's level of profitability in providing investment management services to the Fund, Eagle Growth Shares, Inc., and certain private clients. In doing so, the Independent Directors reviewed Baxter's 2003 and 2004 financial statements. The Board also considered the extent to which Baxter may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of the Fund's "soft" dollars to pay for research and other similar services. The Board concluded that Baxter's profitability, in managing the Fund, when compared to its profitability in managing other comparable accounts, was reasonable.

During the fiscal years ended November 30, 2004, 2003, and 2002, the Fund paid investment advisory fees to the Advisor totaling $599,243, $537,681, and $589,383, respectively.

The Advisor is also responsible for providing the Fund with administrative services, such as clerical and secretarial personnel and facilities, necessary to administer the affairs of the Fund, pursuant to an Administration
Agreement between the Fund and the Advisor. For these services, the Fund pays the Advisor a fee which is equal on an annual basis to .25 percent of the net assets of the Fund. All administration services provided by the Advisor are subject to the approval and the overall supervision of the Fund's Board of Directors.

During the fiscal years ended November 30, 2004, 2003, and 2002, the Fund paid administration fees totaling $199,748, $179,227, and $196,461, respectively, to Baxter Financial Corporation.

The current Administration Agreement between the Fund and the Advisor requires the Advisor to supervise and provide for the administrative operations of the Fund, including the provision of office space, utilities, equipment, and clerical, secretarial, and administrative personnel.

The Fund pays all of its own operating expenses, including: custodian and transfer agent fees, insurance premiums, registration fees, cost of Directors' and stockholders' meetings, distribution expenses, legal and accounting fees, printing, and postage.

U.S. Bank, N.A. acts as the Fund's custodian. Unified Fund Services, Inc. acts as transfer agent, dividend paying agent, and provides the Fund with certain accounting services.


                            PRINCIPAL UNDERWRITER
                            ---------------------

The Fund's shares are offered, without a sales charge, on a continuous and "best efforts" basis by Baxter Financial Corporation, the Fund's principal underwriter. Baxter Financial Corporation is located at 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432.


                                 DISTRIBUTION
                                 ------------

The Board of Directors and stockholders of the Fund approved a Plan of Distribution in accordance with Rule 12b-1 of the Investment Company Act of 1940 (the "Distribution Plan") which provides for payment by the Fund of expenses related to the distribution of Fund shares. Under the Distribution Plan, the Fund may make payments in any month in an amount not greater than 1/24th of 1% of the net asset value of the Fund (.5% on an annual basis) based on the net asset value of the Fund calculated on the last business day of each month.

Payment may be made on either a compensatory or reimbursement basis as determined by the Board of Directors. BFC has agreed to reduce the fees payable under the Distribution Plan to .15% per annum until further notice.

Distribution payments may be made by the Fund directly or to BFC for any advertising and promotional expenses incurred which further the sale and distribution of Fund shares, including the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund; the costs of preparing and distributing any supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the costs of telephones, telephone lines and other communications equipment used in the sale of Fund shares, the salary of a Marketing Director and related support personnel, the costs of sales seminars, the costs of maintaining an office for the sale of the Fund's shares, and to defray the costs of such other products or services to be used to sell, or further the sale of, Fund shares, as may be approved by the Board of Directors of the Fund. Payments under the Distribution Plan to BFC are for actual costs and expenses incurred or to be incurred by BFC in connection with the distribution of Fund shares. Payments to dealers may include commissions and "trail commissions" or service fees for services in connection with the sale or retention of Fund shares. Payments may not be used to defray the overhead expense of BFC, interest, or for the carrying forward of expenses which are incurred which would be in excess of the expense ceiling (.5% annually) in expectation of payment under the Plan in future years.

During fiscal year ended November 30, 2004, the Fund paid out a total of $119,849 under the Distribution Plan. The entire amount was a service fee to provide shareholders of the Fund (including persons who are indirect shareholders through ownership of Philadelphia Fund Investing Programs) with personal services, including advice and information regarding their share accounts, such as information regarding account activity and other related information; the application and use of the prototype retirement plans of the Fund; assistance with questions regarding the Fund's transfer agent; and other information and services, including the personnel, communications equipment, office space, and supplies to provide such specified services.

The Distribution Plan may be continued for one year terms if approved at least annually by a majority vote, cast in person, of both the Board of Directors and Independent Directors, at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan may be terminated at any time, without penalty, by a vote of a majority of the Fund's Independent Directors, or by vote of a majority of the outstanding voting securities of the Fund.
The Distribution Plan terminates automatically in the event of an "assignment" of the Plan as defined in section 2(a)(4) of the 1940 Act. Also, while the Distribution Plan remains in effect, the nomination of the Independent Directors of the Fund is committed to the discretion of such Directors.

The Board of Directors believes there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders in light of the perceived need to increase the sale of Fund shares. The benefits that would accrue to the Fund by an increase in the level of sales of Fund shares are that the Fund would have the ability to expand the investment opportunities available to it with increased cash, certain costs of operation would be decreased in proportion to the size of the Fund, and the Fund could benefit from a scaled-down advisory fee rate if the Fund's net assets grow to exceed $200,000,000 (a decrease from an annual fee of .75% to .625% of those assets in excess of $200,000,000). Mr. Baxter, the President and sole stockholder of BFC, the Fund's investment advisor, underwriter, and administrator, would also benefit from increased sales of Fund shares.

The Distribution Plan provides that out of the total maximum distribution fee payable , which is .5% of the net assets value of the Fund on an annual basis, a monthly fee, equal on an annual basis to .25% of the net asset value of the Fund, will be paid to BFC for providing shareholders of the Fund with personal services, including advice and information regarding their share accounts, the application and use of the prototype retirement plans of the Fund, a periodic newsletter, assistance with questions regarding the Fund's transfer agent, and other information and services designed to retain the loyalty of shareholders to the Fund and enhance the likelihood that the shareholders will refrain from redeeming their shares. In connection with the foregoing, BFC is required to provide personnel, communications equipment and other facilities, including office space, supplies and the like, and, in its discretion, may make payments to broker-dealers that are registered under the Securities Act of 1934 and members of the National Association of Securities Dealers, Inc. ("NASD"), for providing shareholders of the Fund with services that are similar to those described above.

An NASD rule has reduced and may continue to reduce the amount that the Fund may pay for sales-related expenses under the Distribution Plan.


                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                ---------------------------------------------

Briggs, Bunting & Dougherty, LLP, Philadelphia PA, serve as the independent registered public accountant of the Fund. As such, that firm conducts audits of the Fund's annual and semi-annual reports to stockholders and prepares the Fund's tax returns.


                             FINANCIAL STATEMENTS
                             --------------------

The financial statements of the Fund for the fiscal year ended November 30, 2004, including the Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Notes to Financial Statements, Financial Highlights, and Report of Independent Registered Public Accounting Firm, as set forth in the Fund's Annual Report to Stockholders for fiscal year ended November 30, 2004, are incorporated herein by reference.

                            PROXY VOTING POLICIES
                            ---------------------

General Guidelines
------------------

In voting proxies of portfolio securities, the Fund is guided by general fiduciary principles. The Fund's goal is to act prudently and solely in the best interest of the Fund's shareholders. The Fund attempts to consider all factors of its vote that could affect the value of its investments and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder value.

The Fund's portfolio manager is responsible for monitoring, researching and deciding proxy votes for portfolio securities of the Fund.

How The Fund Votes
------------------

Generally, the Fund divides proxies into routine matters and non-recurring extraordinary matters.

   A. Routine Matters

      Voting decisions for routine matters are made by the Fund's portfolio manager. It is the Fund's general policy, absent a particular reason to the contrary, to vote with management's recommendations on routine matters.

   B. Non-Recurring Extraordinary Matters

      For non-recurring extraordinary matters, the Fund votes on a case-by-case basis, generally following the suggestions for such matters detailed below. If there is a non-recurring extraordinary matter for which there is no suggestion detailed below, the Fund votes on a case-by-case basis in accordance with the General Guidelines set forth above.

      1. Accept

         [BULLET] Proposals supporting best practices for corporate governance.

         [BULLET] Restoration or protection of shareholders' authority.

      2. Reject

         [BULLET] Protection of management from results of mergers and acquisitions.

         [BULLET] Proposals having the effect of diluting the value of the existing shares.

      3. Vote with Management

         [BULLET] Proposals that address social or moral issues.

Avoidance Of Potential Conflicts Of Interest
--------------------------------------------

   A. General Principles

      Voting of shares of portfolio securities shall be conducted in a manner consistent with the best interests of Fund shareholders as follows:

         [BULLET] Proxies of portfolio securities shall be voted in accordance with these Proxy Voting Policies; and

         [BULLET] Proxies of portfolio securities shall be voted without regard to any other relationship, business or otherwise, between (i) the issuers of the portfolio securities, and
                  (ii) the Fund, its investment advisor, principal underwriter or any affiliated person thereof.

   B. Identifying and Addressing Conflicts of Interest

      1. Identification of Conflicts of Interest

         The portfolio manager is responsible for identifying conflicts of interest with respect to voting proxies of portfolio securities. Such conflicts of interest may arise from:

         [BULLET] the conduct of the Fund's business;

         [BULLET] relationships, business, or other connections between
                  (i) the issuers of the portfolio securities, and (ii) the Fund, its investment advisor, principal underwriter or any affiliated person thereof; or

         [BULLET] other special circumstances.

      2. Determination of Materiality

         A conflict of interest will be considered material to the extent that:

         [BULLET] the conflict has the potential to influence the portfolio manager's decision-making in voting the proxy; or

         [BULLET] other particular facts and circumstances require a determination of materiality.

      3. Non-Material Conflicts

         If it is determined that a conflict of interest is not material, the portfolio manager may vote the proxy, notwithstanding the existence of the conflict.

      4. Material Conflicts of Interest

         If it is determined that a conflict of interest is material, the portfolio manager will resolve such conflict of interest before voting the proxy(ies) affected by the conflict of interest. Such resolution may include:

         [BULLET] disclosing the conflict to the Board of Directors of the Fund and obtaining the consent of the Board before voting;

         [BULLET] engaging another party to vote the proxy on the behalf of the Fund;

         [BULLET] engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

         [BULLET] such other method as the portfolio manager deems appropriate under the circumstances, given the nature of the conflict, which method will be subsequently reported to the Board of Directors at the next regularly-scheduled meeting.

In accordance with regulations of the Securities and Exchange Commission, the Funds' proxy voting records for the twelve-month period ended June 30, 2005 will be filed with the Securities and Exchange Commission no later than August 31, 2005. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 are available without charge, upon request, by calling 1-800-749-9933 and on the Commission's website at http://www.sec.gov.

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